CONTACT:
KEVIN GREGORY, CFO
(859) 586-0600 X1424
kgregory@pomeroy.com
--------------------


             POMEROY IT SOLUTIONS, INC. REPORTS FISCAL 2005 RESULTS

Hebron, KY - April 5, 2006 - Pomeroy IT Solutions, Inc. (NASDAQ:PMRYE) a technology and services solution provider, today filed its annual report on Form 10-K for the fiscal year ended January 5, 2006.

"The reporting of our financial results is important for two reasons," said Stephen E. Pomeroy, CEO of the Company. "First, our results show that the Company continues to be well positioned with a strong balance sheet with over one hundred million dollars of tangible net worth and solid financial ratios. Second, we have now filed all of our financial statements for 2005, and we can focus our full attention on serving our customers, growing our business and improving margins", added Pomeroy.

CONSOLIDATED FULL YEAR 2005 FINANCIAL RESULTS
     - Revenue declined 3.7 percent to $714.7 million compared to $742.3 million in fiscal 2004.
          - Product sales declined 11.3 percent to $483.4 million compared to $545.1 million in fiscal 2004.
          - Service revenue increased 17.3 percent to $231.3 million compared to $197.2 million in fiscal 2004.

     - EBIT (earnings from operations before interest and income taxes) was $(15.8) million compared to $18.4 million in fiscal 2004. For 2005, excluding unusual one-time charges, EBIT was $5.9 million. The unusual one-time charges are as follows:
          - $0.9 million in professional fees related to financial review and late filing issues
          - $2.0 million for provision for doubtful accounts and $0.5 million related to non-trade accounts receivables reserve.
          -    $2.3 million related to restructuring and severance.
          - $16.0 million related to the non-cash charge for goodwill write-down.

     - Net income/(loss) was $(10.7)million or $(0.85) per fully diluted share compared to $10.9 million or $0.88 per fully diluted share in fiscal 2004. For 2005, excluding unusual one-time charges, net income was $2.8 million or $0.22 per fully diluted share.

With regard to the write-down of goodwill, the Company undertook its annual review of goodwill at year end. The determination of the value of goodwill is based on several factors, but the primary factor that needs to be considered is the market value of the Company's stock at year end. Primarily as a result of decline in the Company's stock price during the fourth quarter, goodwill needed to be reduced to reflect the Company's value. The Company has not finalized its determination of the exact amount of the write-down of goodwill, but has reflected an estimate in the fiscal 2005 financial statements. The actual write-down of goodwill, when determined, may differ significantly from this estimate. Any adjustment to this estimated impairment loss will be recognized in the subsequent reporting period as a change in estimate.

NASDAQ  UPDATE

On April 5, 2006, the Company notified the Nasdaq Listing Qualifications Panel (the "Panel") that it would be unable to timely file the fiscal year 2005 Form 10-K and requested from the Panel an extension of time until April 14, 2006 to complete and file this report. To date, the Company has not received a decision by the Panel. Although the Company believes that, with the filing of the fiscal 2005 Form 10-K, it has regained compliance with Nasdaq Marketplace Rule 4310(c)(14), neither Nasdaq nor the Panel has made such an acknowledgement. The Company is aware that Nasdaq has a standard process to review annual and quarterly reports before such an acknowledgement could be made.

On April 12, 2006, the Company received a Nasdaq Staff Determination notification stating that, because it did not file its Form 10-K for fiscal year 2005 (the "fiscal year 2005 Form 10-K") within the 15-day extension period provided by its Notification of Late Filing filed on Form 12b-25 on March 22, 2006, it failed to comply with Nasdaq's filing requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(14). The Company was therefore advised that this deficiency would serve as an additional issue before the Panel which could result in the delisting of the Company's securities. The Nasdaq Staff Determination notification is standard procedure. Although, the Company believes that, with the filing of the fiscal 2005 Form 10-K, it has regained compliance with Nasdaq Marketplace Rule 4310(c)(14), neither Nasdaq nor the Panel has made such an acknowledgement.

CONFERENCE CALL

To participate in a conference call and questions and answer session with senior management regarding the 2005 results, call 800-369-1126 using passcode 1402777, at 5:00 p.m. (ET) on Tuesday April 18, 2006. For your convenience, a replay will be available shortly after the call. This replay will be available until May 2, 2006 by calling 866-414-6059.

ABOUT POMEROY IT SOLUTIONS, INC.

As a national solutions provider, Pomeroy provides services that include: outsourcing, application development, systems integration and other maintenance and support services. The Company maintains a workforce of approximately 3,000 skilled, technical employees with the capabilities to plan, design, implement and support all categories of its consulting, infrastructure and lifecycle solutions offerings. Pomeroy helps clients leverage IT as an enabler to increase productivity, reduce costs and improve profitability. Pomeroy has clientele across a broad spectrum of industries, governments and educational organizations.

FORWARD-LOOKING  STATEMENTS

Certain of the statements in the preceding paragraphs regarding financial results constitute forward-looking statements. These statements related to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. These risks and other factors you should specifically consider include but are not limited to: changes in customer demands or industry standards, adverse or uncertain economic conditions, loss of key personnel, litigation, the nature and volume of products and services anticipated to be delivered, the mix of the products and services businesses, the type of services delivered, the ability to successfully attract and retain customers, sell additional products and service to exiting customers, the ability to maintain a broad customer base to avoid dependence on any single customer, the need to successfully attract and retain outside consulting services, new acquisitions by the Company, terms of vendor agreements and certification programs and the assumptions regarding the ability to perform thereunder, the ability to implement the company's best practices strategies, the ability to manage risks associated with customer projects, existing market and competitive conditions including the overall demand for IT products and services, and the ability to attract and retain technical and other highly skilled personnel. In some cases, you can identify forward-looking statements by such terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", "continue", "projects", "intends", "prospects", "priorities", or negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

                               POMEROY IT SOLUTIONS, INC.
                              CONSOLIDATED BALANCE SHEETS


(in thousands)                                                 January 5,   January 5,
                                                                  2006         2005
                                                               -----------  -----------
ASSETS
Current Assets:
Cash and cash equivalents . . . . . . . . . . . . . . . . . .  $     5,115  $    17,669
                                                               -----------  -----------

Accounts receivable:
  Trade, less allowance of $4,355 and $1,462 at January 5,
      2006 and 2005, respectively . . . . . . . . . . . . . .      130,814      143,113
  Vendor receivables, less allowance of $100
      at January 5, 2006 and 2005, respectively . . . . . . .        4,952        5,790
  Net investment in leases. . . . . . . . . . . . . . . . . .        1,998        3,814
  Other.. . . . . . . . . . . . . . . . . . . . . . . . . . .        2,894        2,902
                                                               -----------  -----------
        Total receivables . . . . . . . . . . . . . . . . . .      140,658      155,619
                                                               -----------  -----------

Inventories . . . . . . . . . . . . . . . . . . . . . . . . .       13,665       17,188
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,730       10,302
                                                               -----------  -----------
        Total current assets. . . . . . . . . . . . . . . . .      171,168      200,778
                                                               -----------  -----------

Equipment and leasehold improvements:
  Furniture, fixtures and equipment . . . . . . . . . . . . .       32,655       30,113
  Leasehold Improvements. . . . . . . . . . . . . . . . . . .        6,796        6,187
                                                               -----------  -----------
        Total . . . . . . . . . . . . . . . . . . . . . . . .       39,451       36,300

  Less accumulated depreciation . . . . . . . . . . . . . . .       24,656       21,061
                                                               -----------  -----------
        Net equipment and leasehold improvements. . . . . . .       14,795       15,239
                                                               -----------  -----------

Net investment in leases, net of current portion. . . . . . .          995        1,650
Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . .      101,048      109,913
Intangible assets, net. . . . . . . . . . . . . . . . . . . .        3,007        3,702
Other assets. . . . . . . . . . . . . . . . . . . . . . . . .        4,132        1,606
                                                               -----------  -----------
        Total assets. . . . . . . . . . . . . . . . . . . . .  $   295,145  $   332,888
                                                               ===========  ===========

                                POMEROY IT SOLUTIONS, INC.
                               CONSOLIDATED BALANCE SHEETS


(in thousands, except per share data)                           January 5,    January 5,
                                                                   2006          2005
                                                               ------------  ------------
LIABILITIES AND EQUITY

Current Liabilities:
Current portion of notes payable. . . . . . . . . . . . . . .  $         -   $       912
Short-term borrowings . . . . . . . . . . . . . . . . . . . .       15,304        20,153
Accounts payable:
  Floor plan financing. . . . . . . . . . . . . . . . . . . .       15,451        19,393
  Trade . . . . . . . . . . . . . . . . . . . . . . . . . . .       31,187        53,263
                                                               ------------  ------------
      Total accounts payable. . . . . . . . . . . . . . . . .       46,638        72,656

Deferred revenue. . . . . . . . . . . . . . . . . . . . . . .        3,444         3,490
Employee compensation and benefits. . . . . . . . . . . . . .        8,039         8,245
Accrued restructuring and severance charges . . . . . . . . .        5,791         7,585
Other current liabilities . . . . . . . . . . . . . . . . . .       11,443         6,778
                                                               ------------  ------------
      Total current liabilities . . . . . . . . . . . . . . .       90,659       119,819
                                                               ------------  ------------

Notes payable, net of current portion . . . . . . . . . . . .            -           250
Deferred income taxes . . . . . . . . . . . . . . . . . . . .            -            97

Equity:
  Preferred stock,  $.01 par value; authorized 2,000 shares,
    (no shares issued or outstanding) . . . . . . . . . . . .            -             -
  Common stock, $.01 par value; authorized 20,000 shares,
    ( 13,400 and 13,188 shares issued at January 5, 2006 and
    2005, respectively) . . . . . . . . . . . . . . . . . . .          135           132
  Paid in capital . . . . . . . . . . . . . . . . . . . . . .       89,126        85,231
  Unearned compensation . . . . . . . . . . . . . . . . . . .       (1,198)            -
  Accumulated other comprehensive income (loss) . . . . . . .           24           (78)
  Retained earnings . . . . . . . . . . . . . . . . . . . . .      125,521       136,183
                                                               ------------  ------------
                                                                   213,608       221,468
  Less treasury stock, at cost ( 810 and 778 shares
    at January 5, 2006 and 2005, respectively). . . . . . . .        9,122         8,746
                                                               ------------  ------------
      Total equity. . . . . . . . . . . . . . . . . . . . . .      204,486       212,722
                                                               ------------  ------------
      Total liabilities and equity. . . . . . . . . . . . . .  $   295,145   $   332,888
                                                               ============  ============

                           POMEROY IT SOLUTIONS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)            Three Months Ended
                                              --------------------------
                                               January 5,    January 5,
                                                  2006          2005
                                              ------------  ------------
Net sales and service revenues:
  Product - equipment, supplies and leasing   $   107,814   $   137,391
  Service                                          64,077        71,026
                                              ------------  ------------
    Total net sales and service revenues          171,891       208,417
                                              ------------  ------------

Cost of sales and service:
  Product - equipment, supplies and leasing        99,945       126,380
    Service                                        50,695        51,451
                                              ------------  ------------
      Total cost of sales                         150,640       177,831
                                              ------------  ------------

      Gross profit                                 21,251        30,586
                                              ------------  ------------

Operating expenses:
  Selling, general and administrative              21,456        21,879
  Rent expense                                        815           997
  Depreciation                                      1,181         1,061
  Amortization                                        139           163
  Restructuring and severance charges                 511             -
  Write down of goodwill                           16,000             -
                                              ------------  ------------
      Total operating expenses                     40,102        24,100
                                              ------------  ------------

Income (loss) from operations                     (18,851)        6,486
                                              ------------  ------------

Other expense (income):
  Interest, net                                       256           250
  Other                                                12            (1)
                                              ------------  ------------
      Total other expense (income)                    268           249
                                              ------------  ------------

Income (loss) before income tax                   (19,119)        6,237
Income tax expense (benefit)                       (7,007)        2,538
                                              ------------  ------------
Net income (loss)                             $   (12,112)  $     3,699
                                              ============  ============

Weighted average shares outstanding:
  Basic                                            12,591        12,284
                                              ============  ============
  Diluted (1)                                      12,591        12,512
                                              ============  ============

Earnings (loss) per common share:
  Basic                                       $     (0.96)  $      0.30
                                              ============  ============
  Diluted (1)                                 $     (0.96)  $      0.30
                                              ============  ============

(1) Dilutive loss per common share for the three months ended January 5, 2006 would have been anti-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options and unearned restricted shares.

                              POMEROY IT SOLUTIONS, INC.
                        CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)                  Fiscal Years Ended
                                              ---------------------------------------
                                               January 5,   January 5,    January 5,
                                                  2006         2005          2004
                                              ------------  -----------  ------------

Net sales and service revenues:
  Product - equipment, supplies and leasing   $   483,431   $   545,115  $   470,518
  Service                                         231,318       197,175      127,905
                                              ------------  -----------  ------------
      Total net sales and service revenues        714,749       742,290      598,423
                                              ------------  -----------  ------------

Cost of sales and service:
  Product - equipment, supplies and leasing       447,383       504,018      435,048
  Service                                         175,636       143,136       92,982
                                              ------------  -----------  ------------
      Total cost of sales                         623,019       647,154      528,030
                                              ------------  -----------  ------------

      Gross profit                                 91,730        95,136       70,393
                                              ------------  -----------  ------------

Operating expenses:
  Selling, general and administrative              78,317        66,449       46,769
  Rent expense                                      3,371         3,448        3,149
  Depreciation                                      4,805         4,029        4,915
  Amortization                                        763           364          404
  Provision for doubtful accounts                   2,000             -          200
  Litigation settlement                                 -             -          150
  Restructuring and severance charges               2,305         2,423            -
  Write down of goodwill                           16,000             -            -
                                              ------------  -----------  ------------
      Total operating expenses                    107,561        76,713       55,587
                                              ------------  -----------  ------------

Income (loss) from operations                     (15,831)       18,423       14,806
                                              ------------  -----------  ------------

Other expense (income):
  Interest, net                                       835           251          (75)
  Other                                                17            26           11
                                              ------------  -----------  ------------
      Total other expense (income)                    852           277          (64)
                                              ------------  -----------  ------------

Income (loss) before income tax                   (16,683)       18,146       14,870
Income tax expense (benefit)                       (6,021)        7,213        5,799
                                              ------------  -----------  ------------
Net income (loss)                             $   (10,662)  $    10,933  $     9,071
                                              ============  ===========  ============

Weighted average shares outstanding:
  Basic                                            12,554        12,253       12,305
                                              ============  ===========  ============
  Diluted (1)                                      12,554        12,442       12,375
                                              ============  ===========  ============

Earnings (loss) per common share:
  Basic                                       $     (0.85)  $      0.89  $      0.74
                                              ============  ===========  ============
  Diluted (1)                                 $     (0.85)  $      0.88  $      0.73
                                              ============  ===========  ============

(1) Dilutive loss per common share for the year ended January 5, 2006 would have been anti-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options and unearned restricted shares.

                               POMEROY IT SOLUTIONS, INC.
                     PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)                   Three Months Ended
                                              -----------------------------------------
                                               AS REPORTED   ADJUSTMENTS     PROFORMA
                                               January 5,                   January 5,
                                                  2006                         2006
                                              -------------                ------------
Net sales and service revenues:
  Product - equipment, supplies and leasing   $    107,814                 $   107,814
  Service                                           64,077                      64,077
                                              -------------                ------------
      Total net sales and service revenues         171,891                     171,891
                                              -------------                ------------

Cost of sales and service:
  Product - equipment, supplies and leasing         99,945                      99,945
  Service                                           50,695                      50,695
                                              -------------                ------------
      Total cost of sales                          150,640                     150,640
                                              -------------                ------------

      Gross profit                                  21,251                      21,251
                                              -------------                ------------

Operating expenses:
  Selling, general and administrative               21,456          (725)       20,731
  Rent expense                                         815                         815
  Depreciation                                       1,181                       1,181
  Amortization                                         139                         139
  Restructuring and severance charges                  511          (511)            -
  Write down of goodwill                            16,000       (16,000)            -
                                              -------------                ------------
      Total operating expenses                      40,102                      22,866
                                              -------------                ------------

Income (loss) from operations                      (18,851)                     (1,615)
                                              -------------                ------------

Other expense (income):
  Interest, net                                        256                         256
  Other                                                 12                          12
                                              -------------                ------------
      Total other expense (income)                     268                         268
                                              -------------                ------------

Income (loss) before income tax                    (19,119)                     (1,883)
Income tax expense (benefit)                        (7,007)        6,617          (390)
                                              -------------                ------------
Net income (loss)                             $    (12,112)                $    (1,493)
                                              =============                ============

Weighted average shares outstanding:
  Basic                                             12,591                      12,591
                                              =============                ============
  Diluted (1)                                       12,591                      12,591
                                              =============                ============

Earnings (loss) per common share:
  Basic                                       $      (0.96)                $     (0.12)
                                              =============                ============
  Diluted (1)                                 $      (0.96)                $     (0.12)
                                              =============                ============


(1) Dilutive loss per common share for the three months ended January 5, 2006 would have been anti-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options and unearned restricted shares.

                              POMEROY IT SOLUTIONS, INC.
                    PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)                   Fiscal Year Ended
                                              ----------------------------------------
                                               AS REPORTED   ADJUSTMENTS    PROFORMA
                                               January 5,                  January 5,
                                                  2006                        2006
                                              -------------                -----------
Net sales and service revenues:
  Product - equipment, supplies and leasing   $    483,431                 $   483,431
  Service                                          231,318                     231,318
                                              -------------                -----------
      Total net sales and service revenues         714,749                     714,749
                                              -------------                -----------

Cost of sales and service:
  Product - equipment, supplies and leasing        447,383                     447,383
  Service                                          175,636                     175,636
                                              -------------                -----------
      Total cost of sales                          623,019                     623,019
                                              -------------                -----------

      Gross profit                                  91,730                      91,730
                                              -------------                -----------

Operating expenses:
  Selling, general and administrative               78,317        (1,435)       76,882
  Rent expense                                       3,371                       3,371
  Depreciation                                       4,805                       4,805
  Amortization                                         763                         763
  Provision for doubtful accounts                    2,000        (2,000)            -
  Restructuring and severance charges                2,305        (2,305)            -
  Write down of goodwill                            16,000       (16,000)            -
                                              -------------                -----------
      Total operating expenses                     107,561                      85,821
                                              -------------                -----------

Income (loss) from operations                      (15,831)                      5,909
                                              -------------                -----------

Other expense (income):
  Interest, net                                        835                         835
  Other                                                 17                          17
                                              -------------                -----------
      Total other expense (income)                     852                         852
                                              -------------                -----------

Income (loss) before income tax                    (16,683)                      5,057
Income tax expense (benefit)                        (6,021)        8,235         2,214
                                              -------------                -----------
Net income (loss)                             $    (10,662)                $     2,843
                                              =============                ===========

Weighted average shares outstanding:
  Basic                                             12,554                      12,554
                                              =============                ===========
  Diluted (1)                                       12,554                      12,668
                                              =============                ===========

Earnings (loss) per common share:
  Basic                                       $      (0.85)                $      0.23
                                              =============                ===========
  Diluted (1)                                 $      (0.85)                $      0.22
                                              =============                ===========

(1) Dilutive loss per common share for the year ended January 5, 2006 would have been anti-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options and unearned restricted shares.